UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2002

Date of Report (date of earliest event reported)

HAWKER PACIFIC AEROSPACE

(Exact name of registrant as specified in its charter)

California	0-29490	95-3528840

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11240 Sherman Way, Sun Valley, California 91352

(Address of principal executive offices)        (Zip Code)

(818) 765-6201

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURE
Exhibit 99

Item 5. Other Events

On April 4, 2002, Hawker Pacific Aerospace (the “Company”) was served with complaints in two purported class-action lawsuits filed by alleged individual shareholders of the Company.

The Company’s press release in this regard is attached as Exhibit 99 and is incorporated herein by reference.

Item 7. Exhibits

Exhibit No.	Description

99	Registrant’s Press Release, dated April 5, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKER PACIFIC AEROSPACE

Date: April 8, 2002	/s/ James R. Bennett

James R. Bennett Chief Financial Officer